UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 14, 2024
Atmus Filtration Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41710	88-1611079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Century Boulevard Nashville, Tennessee	37214
(Address of Principal Executive Offices)	(Zip Code)
(615) 514-7339
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ATMU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Atmus Filtration Technologies Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 14, 2024. Set forth below are the final, certified voting results for each proposal presented at the Annual Meeting, as reported by CTHagberg LLC, the Company’s independent Inspector of Election. The number of shares issued, outstanding and eligible to vote at the meeting as of the record date of March 21, 2024, was 83,355,930. Of the 72,026,423 shares present in person or represented by proxy at the meeting:

Proposal 1 - Election of Directors

The Company’s stockholders elected, with the respective votes set forth opposite their names, the following persons to the Company’s Board of Directors to hold office for a three-year term until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified:

Director Nominees	For	Against	Abstain	Broker Non-Vote
Gretchen R. Haggerty	38,389,701	24,563,968	6,873	9,065,881
Jane A. Leipold	40,597,134	22,355,988	7,420	9,065,881

Proposal 2 - Advisory Vote on Executive Compensation

The Company’s stockholders, by voting for a non-binding advisory proposal, approved the executive compensation of the Company’s named executive officers. Voting results on this proposal were as follows:

For	Against	Abstain	Broker Non-Vote
58,909,106	4,031,418	20,018	9,065,881

Proposal 3 - Advisory Vote on the Frequency of Executive Compensation Votes

The Company’s stockholders, by voting for a non-binding advisory proposal, approved an annual frequency of an advisory vote on executive compensation. Based upon the results of the stockholder vote on the frequency of an advisory vote on executive compensation, the Company has decided to include an advisory stockholder vote on executive compensation annually in its proxy statement until the next required vote on the frequency of stockholder votes on executive compensation. Voting results on this proposal were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
62,466,214	16,338	208,232	269,758	9,065,881

Proposal 4 - Ratification of Independent Registered Accounting Firm

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLC as the Company’s independent auditor for the fiscal year ending December 31, 2024. Voting results on this proposal were as follows:

For	Against	Abstain
71,996,591	17,896	11,936

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Atmus Filtration Technologies Inc.

By:	/s/ TIFFANY B. WILLIAMS
Tiffany B. Williams
Assistant Corporate Secretary

May 17, 2024